Money Market Funds	Prospectus Supplement

UBS Cash Reserves Fund
Supplement to the Prospectus dated August 28, 2011

April 5, 2012

Dear Investor:

The purpose of this supplement is to provide updated information regarding buying and selling shares of UBS Cash Reserves Fund (the “fund”). The changes, which will become effective April 9, 2012, include the following:

•	Investors will be eligible to participate in the bank deposit sweep program administered by UBS Financial Services Inc. (“UBS Financial Services”), under which free cash balances in client securities accounts are swept into interest-bearing deposit accounts (the “Program”); and

•	Investors eligible to participate in the Program will be permitted to withdraw available balances from the Program in order to directly purchase shares of the fund. The fund has a $5,000 minimum investment requirement for purchases made through the withdrawal of available balances from the Program.

As a result of these changes, the section captioned “Managing your fund account” beginning on page 7 of the prospectus is hereby revised as follows, effective April 9, 2012.

Immediately after the section sub-headed “Buying shares” on page 7 of the prospectus, the following is added:

Automatic deposit account sweep program.  UBS Financial Services Inc. administers a bank deposit sweep program under which free cash balances in client securities accounts (including eligible benefit plan sweep accounts) are swept into interest-bearing deposit accounts (“Deposit Account Sweep Program”).

Investors who are eligible to participate in the Deposit Account Sweep Program are referred to as “eligible participants” below to distinguish them from other investors in the fund. Please see below for more information about eligible participants in the Deposit Account Sweep Program.

Accounts of eligible participants automatically default to the Deposit Account Sweep Program as their primary sweep vehicle. This means that free cash balances (that is, immediately available funds) of eligible participants will be automatically deposited in bank deposit accounts, not invested in the fund. Advisory accounts participating in the Deposit Account Sweep Program are subject to an automatic dollar limit or “cap” of $250,000 per account owner, which will apply to the amount that can be swept into bank deposit accounts under the Deposit Account Sweep Program. Available balances in excess of the automatic cap will be automatically invested in the fund. After the cap is reached, uninvested cash will be invested as if the investor were a “non-eligible participant.”

Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc.

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Eligible participants may also purchase shares of the fund from available balances in the Deposit Account Sweep Program. See “Buying shares of the fund by eligible participants” below.

Background information.  Your purchase of fund shares will be priced at the next determination of net asset value on any business day after federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.

The fund, UBS Global AM and UBS Global AM (US) have the right to reject any purchase order and to suspend the offering of fund shares for a period of time or permanently.

The fund pays no sales commission, sales load or distribution fees to its principal underwriter, UBS Global AM (US), and its affiliates, or any other person, in connection with the sale of fund shares. Neither UBS Global AM (US) nor any affiliate exercises any discretion with respect to the timing or frequency of the automatic investment of free cash balances.

Please consult your Financial Advisor for more information about the automatic purchase feature.

The section sub-headed “Buying shares automatically” on page 7 of the prospectus is hereby deleted in its entirety and replaced with the following:

Buying shares automatically

Non-eligible participants.  All free cash credit balances of $1.00 or more in your securities account are automatically invested in the fund on a daily basis for settlement the next business day. These amounts include proceeds of securities sold in your account. All remaining free cash credit balances under $1.00 are invested in fund shares monthly. There is no sales charge or commission paid for the automatic purchase of shares.

Eligible participants for the Deposit Account Sweep Program.  UBS Financial Services Inc. accounts for eligible participants will automatically default to the Deposit Account Sweep Program as noted above. Available balances in excess of the automatic dollar limit cap will be automatically invested in fund shares.

Buying shares of the fund by eligible participants
Eligible participants may withdraw available balances in the Deposit Sweep Account Program in order to directly purchase shares of the fund. The fund has a $5,000 minimum investment requirement for those eligible participants purchasing shares of the fund by withdrawing from the Deposit Sweep Account Program. For more information, please contact your Financial Advisor at UBS Financial Services Inc.

Minimum investments
Except as noted above with respect to buying shares of the fund by eligible participants, the fund has no minimum for initial investments or to add to an account, but reserves the right to establish minimum investment requirements at any time.

The section sub-headed “Selling shares” on page 8 of the prospectus is hereby renamed “Selling shares automatically,” and the first paragraph thereunder is deleted in its entirety and replaced with the following:

Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your securities account, unless you instruct your Financial Advisor otherwise. If you are a participant in the Deposit Account Sweep Program and also own shares of the fund, shares of the fund are always sold first to settle any outstanding securities purchases or other debits to your UBS Financial Services Inc. securities account. If there are insufficient amounts in the fund, then cash withdrawals will be made from your bank deposit account to satisfy the debits. Eligible participants who directly purchased shares of the fund may sell their shares and transfer back to the Deposit Account Sweep Program by contacting their Financial Advisor in person or by telephone or mail.

Immediately preceding the section sub-headed “Additional information about your account” on page 8 of the prospectus, the following section is added:

More information regarding “Eligible participants”
The Deposit Account Sweep Program is available only to individuals, IRAs, trusts (as long as all beneficiaries of the trust accounts are natural persons or nonprofit organizations), sole proprietors and governmental entities. Custodial accounts are eligible for the Program if each beneficiary is an eligible participant. Eligible participants are individuals, sole proprietors and governmental entities. Custodial and trust accounts are also eligible participants if each beneficiary is an eligible participant. “Eligible Participants” does not include participants that are: (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in Sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) estates, (d) accounts in the UBS Financial Services Institutional Consulting Program, (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The list of eligible participants may change in the discretion of UBS Financial Services Inc.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

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